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                                                                  EXECUTION COPY


                                                                   EXHIBIT 10.41



                                 AMENDMENT NO. 1


          AMENDMENT NO. 1 dated as of March 24, 2006 (the "AMENDMENT"), among INTERNATIONAL TRANSMISSION COMPANY, a Michigan corporation duly organized and validly existing under the laws of the State of Michigan (the "BORROWER"); the institutions identified on the signature pages hereto as Lenders (individually, each a "LENDER" and, collectively, the "LENDERS"); and CANADIAN IMPERIAL BANK OF COMMERCE as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").

          The Borrower, the Lenders and the Administrative Agent are parties to the First Amended and Restated Revolving Credit Agreement dated as of January 19, 2005 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT").

          The parties wish to amend the Credit Agreement to extend the existing Revolving Credit Maturity Date as hereinafter provided. Accordingly, the parties agree as follows:

          Section 1. DEFINITIONS. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.

          Section 2. AMENDMENTS. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

          2.1. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

          2.2. The definition of "Revolving Credit Maturity Date" in Section 1.1 of the Credit Agreement is hereby amended by changing "March 19, 2007" to "March 10, 2010".

          2.3. Section 8.1 of the Credit Agreement is hereby amended by deleting clauses (f) and (g) therefrom in their respective entireties and substituting in lieu thereof the following:

     "(f) Liens to secure Indebtedness under the First Mortgage and Deed of Trust, dated as of July 15, 2003, between ITC and The Bank of New York Trust



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     Company, N.A., as trustee thereunder, as the same may be amended, supplemented or otherwise modified and in effect from time to time;

     (g) the replacement, extension or renewal of any Lien permitted by clauses
     (a) through (f) above upon or in the same assets theretofore subject to such Lien or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor except to the extent otherwise permitted hereunder) of the Indebtedness secured thereby; and

     (h) additional Liens so long as the aggregate principal amount of the obligations so secured during the term of this Agreement does not exceed $10,000,000 at any time."

          2.4. Exhibit D to the Credit Agreement is hereby amended by changing "March 19, 2007" where it appears therein to "March 10, 2010".

          Section 3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lenders that (a) the representations and warranties set forth in Section 6 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct as of such earlier date) and as if each reference in said Section 6 to "this Agreement" included reference to this Amendment and (b) no Default or Event of Default has occurred and is continuing.

          Section 4. CONDITIONS PRECEDENT. The amendments to the Credit Agreement set forth in Section 2 hereof shall become effective, as of the date hereof, upon satisfaction of the following conditions:

          (a) Execution. The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Administrative Agent, and all of the Lenders;

          (b) Extension Fees. The Administrative Agent shall have received for the account of each Lender that shall have executed and delivered to the Administrative Agent a counterpart of this Amendment before such amendments become effective, an amendment fee in an amount separately agreed;

          (c) Expenses. The Administrative Agent shall have received the fees and expenses of counsel to the Administrative Agent in connection herewith for which invoices have been timely presented;

          (d) Extension of Bonds. The First Mortgage Bonds, Series B, held by the Administrative Agent shall have been duly amended to extend the maturity dates thereof to March 10, 2010.




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          (e) Other Items. The Administrative Agent shall have received such legal opinions and corporate and other documents relating to this Amendment and the transactions contemplated hereby as Agent or the Administrative Agent, may reasonably request;

provided that if such conditions are not satisfied on or before March 31, 2006 then this Amendment shall cease to have any force or effect.

          Section 5. AMENDMENTS TO THE SECOND SUPPLEMENTAL INDENTURE AND OUTSTANDING FIRST MORTGAGE BONDS, SERIES B. The Lenders hereby (a) consent to amendments of the Second Supplemental Indenture and the Outstanding First Mortgage Bonds, Series B on the date hereof to provide for the extension of the maturity date of all First Mortgage Bonds, Series B from March 19, 2007 to March 10, 2010 and (b) authorize the Administrative Agent to approve such amendments as may be required by the Indenture as a condition to the effectiveness of such amendments.

          Section 6. MISCELLANEOUS. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.



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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                             INTERNATIONAL TRANSMISSION COMPANY,
                                             as the Borrower

                                             By /s/ Daniel J. Oginsky
                                               --------------------------------
                                               Name:  Daniel J. Oginsky
                                               Title: Vice President and
                                                      General Counsel



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                                             CANADIAN IMPERIAL BANK OF COMMERCE
                                             as the Administrative Agent

                                             By /s/ Gerald Girardi
                                               --------------------------------
                                               Name:  Gerald Girardi
                                               Title: Canadian Imperial Bank of
                                                      Commerce Authorized
                                                      Signatory


                                             CIBC INC.,
                                             as a Lender

                                             By /s/ Gerald Girardi
                                               --------------------------------
                                               Name:  Gerald Girardi
                                               Title: Canadian Imperial Bank of
                                                      Commerce Authorized
                                                      Signatory



                                             CREDIT SUISSE,
                                             CAYMAN ISLANDS BRANCH,
                                             as a Lender

                                             By /s/ Sarah Wu
                                               --------------------------------
                                               Name:  Sarah Wu
                                               Title: Director


                                             By /s/ Nupur Kumar
                                               --------------------------------
                                               Name:  Nupur Kumar
                                               Title: Associate




                                             COMERICA BANK
                                             as a Lender

                                             By /s/ Blake Arnett
                                               --------------------------------
                                               Name:  Blake Arnett
                                               Title: Assistant Vice President



                                             LASALLE BANK MIDWEST N.A.
                                             as a Lender
                                             By /s/ Jason W. Bierbein
                                               --------------------------------
                                               Name:  Jason W. Bierbein
                                               Title:


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